Exhibit 99.1

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction and Basis of Presentation

As previously disclosed, certain wholly owned subsidiaries of the AdCare Health Systems Inc. (the "Company") have entered into certain sublease agreements, on varying dates, pursuant to which they would lease certain skilled nursing facilities of the Company to third-party operators. On July 1, 2015, a sublease agreement for one facility became effective and its operations were transferred. The facility for which the sublease agreement became effective on July 1, 2015 is as follows:

•	Glenvue H&R Nursing, LLC, a 134-bed skilled nursing facility located in Glennville, Georgia (the "Facility")

The above effective sublease agreement is in addition to certain other sublease agreements which became effective on April 1, 2015, May 1, 2015, and June 1, 2015. See the Company’s Current Reports on Form 8-K filed on April 7, 2015, May 6, 2015, and June 5, 2015 respectively, for a description of these other sublease agreements. On a cumulative basis, the Company has entered into sixteen sublease agreements ("Cumulative Subleases") which are currently effective and under which operations of the applicable facilities have transferred.
On July 1, 2015, a wholly-owned subsidiary (“Glenvue Sublessor”) of the Company entered into a sublease agreement ("Glenvue Agreement") pursuant to which Sublessor leased the Facility to C.R. of Glenvue, LLC (the "Glenvue Sublessee") commencing on July 1, 2015. The Glenvue Agreement is structured as triple net lease wherein the Glenvue Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. The initial term of the Glenvue Agreement will expire on June 30, 2020 and has a five year renewal option. The annual cash rent under the sublease agreement in the first year is $1.2 million, and the annual rent will escalate at $12,000 annually through the lease term. The Glenvue Agreement replaces an existing sublease agreement that was originally executed in November 2014.

The Glenvue Sublessee is part of an affiliated group of six additional entities for which the Company has entered into separate sublease agreements as included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

In connection with the Glenvue Agreement, an affiliate of the Company and the Glenvue Sublessee also entered into an operations transfer agreement with respect to the applicable facility, containing customary terms and conditions relating to the transfer of operations of skilled nursing facilities.

Pro Forma Financials

The unaudited pro forma balance sheet as of March 31, 2015 is based on the historical balance sheet of the Company as of March 31, 2015 after giving effect to the commencement of the Cumulative Subleases as of such date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014 are based on the historical statement of operations of the Company for the three months ending March 31, 2015 and for the year ending December

31, 2014, respectively, giving effect to the commencement of the Cumulative Subleases as of January 1, 2014.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the commencement of the Cumulative Subleases, based upon available information and assumptions, which we consider to be reasonable, and made solely for purposes of developing such unaudited pro forma financial information in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Cumulative Subleases commenced on the dates indicated.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Company's 2014 Annual Report on Form 10-K, filed on March 31, 2015, the Company's Current Report on Form 8-K, filed on April 7, 2015, the Company's Current Report on Form 8-K, filed on May 6, 2015, the Company's 1st Quarter 2015 Periodic Report on Form 10-Q, filed on May 14, 2015, and the Company's Current Report on Form 8-K, filed on June 5, 2015.

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2015
(Amounts in thousands)

	Unaudited			Pro Forma
	March 31, 2015	Adjustments		March 31, 2015
ASSETS
Current Assets:
Cash and cash equivalents	$10,680	$(1,799)	(1) (2) (3) (4)	$8,881
Restricted cash and investments	3,303	—		3,303
Accounts receivable, net	23,879	—		23,879
Prepaid expenses and other	2,650	106	(2)	2,756
Deferred tax asset	569	—		569
Assets of disposal group held for sale	7,231	—		7,231
Assets of variable interest entity held for sale	5,954	—		5,954
Total current assets	54,266	(1,693)		52,573

Restricted cash and investments	4,769	—		4,769
Property and equipment, net	132,994	110	(4)	133,104
Intangible assets, net	6,391	—		6,391
Goodwill	4,224	—		4,224
Deferred loan costs, net	3,597	—		3,597
Other assets	2,212	1,894	(2)	4,106
Total assets	$208,453	$311		$208,764

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of notes payable and other debt	$17,602	$—		$17,602
Accounts payable and accrued expenses	34,038	(629)	(3)	33,409
Liabilities of disposal group held for sale	6,180	—		6,180
Liabilities of variable interest entity held for sale	5,958	—		5,958
Total current liabilities	63,778	(629)		63,149

Notes payable and other debt	122,031	—		122,031
Other liabilities and security deposits	2,262	988	(1)	3,250
Deferred tax liability	605	—		605
Total liabilities	188,676	359		189,035

Preferred stock	20,392	—		20,392
Stockholders' equity:
Common stock and additional paid-in-capital	63,787	—		63,787
Accumulated deficit	(61,732)	(48)	(4)	(61,780)
Total stockholders' equity	2,055	(48)		2,007
Noncontrolling interest in subsidiary	(2,670)	—		(2,670)
Total equity	(615)	(48)		(663)
Total liabilities and equity	$208,453	$311		$208,764

Notes:
(1)     Security deposits from tenants related to certain subleased entities in accordance with the lease agreements
(2)    Lease inducement payment made to lessees
(3)    Cash paid for vacation accrual reduction due to transfer of employees to lessees
(4)    Payments make for capital expenditures and repairs & maintenance

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015
(Amounts in thousands, except per share data)

	Unaudited	Adjustments				Pro Forma
	Three Months Ended					Three Months Ended
	March 31, 2015	(1), (2), (3)		(4) (5)		March 31, 2015

Revenues:
Patient care revenues	$46,145	$(28,164)	(1)	$—		$17,981
Management revenues	218	—		—		218
Rental revenues	1,340	—		3,652	(4)	4,992
Total revenues	47,703	(28,164)		3,652		23,191

Expenses:
Cost of services	41,221	(24,878)	(1)	—		16,343
General and administrative expenses	3,170	(736)	(2)	—		2,434
Facility rent expense	1,931	—		—		1,931
Depreciation and amortization	1,706	—		—		1,706
Total expenses	48,028	(25,614)		—		22,414
Income (Loss) from Operations	(325)	(2,550)		3,652		777

Other Income (Expense):
Interest expense, net	(2,537)	32	(3)	60	(5)	(2,445)
Loss on extinguishment of debt	(680)	—		—		(680)
Other expense	(280)	—		—		(280)
Total other expense, net	(3,497)	32		60		(3,405)

Loss from Continuing Operations Before Income Taxes	(3,822)	(2,518)		3,712		(2,628)
Income tax expense	(20)	—		—		(20)
Loss from Continuing Operations	$(3,842)	$(2,518)		$3,712		$(2,648)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Basic:
Continuing Operations	$(0.22)					$(0.16)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Diluted:
Continuing Operations	$(0.22)					$(0.16)

Weighted Average Shares Outstanding:
Basic	19,218					19,218
Diluted	19,218					19,218

Notes:
(1)     Eliminate results of operations for the Cumulative Subleases
(2)    Eliminate management's estimated general and administrative expense related to the Cumulative Subleases

(3)	Eliminate interest expense related to lines of credit collateralized by accounts receivable related to two of the Cumulative Sublease entities
(4)     Straight line rental revenue resulting from the Cumulative Subleases
(5)    Imputed interest payments on special rent payments

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(Amounts in thousands, except per share data)

	Audited	Adjustments				Pro Forma
	For the Year Ended					For the Year Ended
	December 31, 2014	(1), (2), (3)		(4) (5)		December 31, 2014

Revenues:
Patient care revenues	$189,989	$(117,141)	(1)	$—		$72,848
Management revenues	1,493	—		—		1,493
Rental revenues	1,832	—		14,609	(4)	16,441
Total revenues	193,314	(117,141)		14,609		90,782

Expenses:
Cost of services	159,434	(97,581)	(1)	—		61,853
General and administrative expenses	15,541	(3,123)	(2)	—		12,418
Facility rent expense	7,080	—		—		7,080
Depreciation and amortization	7,300	—		—		7,300
Salary retirement and continuation costs	2,636	—		—		2,636
Total expenses	191,991	(100,704)		—		91,287
Income (Loss) from Operations	1,323	(16,437)		14,609		(505)

Other Income (Expense):
Interest expense, net	(10,780)	137	(3)	248	(5)	(10,395)
Acquisition costs, net of gains	(8)	—		—		(8)
Loss on extinguishment of debt	(1,803)	—		—		(1,803)
Loss on legal settlement	(600)	—		—		(600)
Loss on disposal of assets	(7)	—		—		(7)
Other expense	(888)	—		—		(888)
Total other expense, net	(14,086)	137		248		(13,701)

Loss from Continuing Operations Before Income Taxes	(12,763)	(16,300)		14,857		(14,206)
Income tax expense	(132)	—		—		(132)
Loss from Continuing Operations	$(12,895)	$(16,300)		$14,857		$(14,338)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Basic:
Continuing Operations	$(0.82)					$(0.90)

Net Loss per Share attributable to AdCare
Health Systems, Inc. Common Stockholders-Diluted:
Continuing Operations	$(0.82)					$(0.90)

Weighted Average Shares Outstanding:
Basic	17,930					17,930
Diluted	17,930					17,930

Notes:
(1)     Eliminate results of operations for the Cumulative Subleases
(2)    Eliminate management's estimated general and administrative expense related to the Cumulative Subleases
(3)     Eliminate interest expense related to lines of credit collateralized by accounts receivable related to two of the Cumulative Sublease entities
(4)     Straight line rental revenue resulting from the Cumulative Subleases
(5)    Imputed interest payments on special rent payments